UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.     )
__________________________

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HyreCar Inc.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒         No fee required.

☐         Fee paid previously with preliminary materials.

☐         Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

915 Wilshire Blvd., Suite 1950
Los Angeles, CA 90017

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 23, 2022

Dear Stockholder:

We are pleased to invite you to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of HyreCar Inc. (“HyreCar” or the “Company”), which will be held on June 23, 2022 at 10:00 a.m. Pacific Time. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Annual Meeting will be held in a virtual meeting format at: www.virtualshareholdermeeting.com/HYRE2022

In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the Annual Meeting, the holders of our outstanding common stock will act on the following matters:

1.      To elect one (1) Class I member to our Board of Directors;

2.      To ratify the appointment of dbbmckennon as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and

3.      To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Our Board has fixed April 27, 2022 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and at any adjournment or postponement of the meeting.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Proxy Statement.

IF YOU PLAN TO ATTEND:

To be admitted to the Annual Meeting at: www.virtualshareholdermeeting.com/HYRE2022 you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Please allow sufficient time before the Annual Meeting to complete the online check-in process. Your vote is very important.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Grace Mellis
Grace Mellis Chairman of the Board of Directors
May 02, 2022

Whether or not you expect to participate in the Annual Meeting webcast, we urge you to vote your shares via proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save HyreCar the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

915 Wilshire Blvd., Suite 1950
Los Angeles, CA 90017

PROXY STATEMENT FOR THE
2022 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 23, 2022

The Board of Directors (the “Board” or “Board of Directors”) of HyreCar Inc. (“HyreCar” or the “Company”) is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 23, 2022, at 10:00 a.m. Pacific Time, in a virtual format online by accessing:

www.virtualshareholdermeeting.com/HYRE2022, and at any adjournment thereof.

This proxy statement contains information relating to the Annual Meeting. This year’s annual meeting of shareholders will be held as a virtual meeting. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the annual meeting online via a live webcast by visiting: www.virtualshareholdermeeting.com/HYRE2022. In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making this proxy statement and our annual report available to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each shareholder. We believe that this process will expedite shareholders’ receipt of the proxy materials, lower the costs of the annual meeting and help to conserve natural resources. On or about May 02, 2022, we intend to begin mailing to each stockholder a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including our proxy statement and our annual report, on the Internet and how to access an electronic proxy card to vote on the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of the proxy materials. If you receive the Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. If you receive the Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice. Only stockholders who owned our common stock on April 27, 2022 are entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to be Held on June 23, 2022

The Notice of Meeting, Proxy Statement and the 2021 Annual Report
on Form 10-K are available at:
www.proxyvote.com

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing a proxy card, as more fully described herein, you are designating Joseph Furnari and Serge De Bock, our Chief Executive Officer and Chief Financial Officer, respectively, as your proxies for the Annual Meeting and you are authorizing Messrs. Furnari and De Bock to vote your shares at the Annual Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Messrs. Furnari and De Bock as proxies to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and the accompanying proxy card because our Board is soliciting your proxy to vote at the 2022 Annual Meeting of stockholders. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting webcast. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote over the Internet.

On or about May 02, 2022, we intend to begin mailing to each stockholder a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials, including our proxy statement and our annual report, on the Internet and how to access an electronic proxy card to vote on the Internet. Only stockholders who owned our common stock on April 27, 2022 are entitled to vote at the Annual Meeting.

What Does it Mean if I Receive More than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held on June 23, 2022, at 10:00 a.m. Pacific Time in a virtual format online by accessing:www.virtualshareholdermeeting.com/HYRE2022. Information on how to vote in person at the Annual Meeting is discussed below.

Who is Entitled to Vote?

The Board has fixed the close of business on April 27, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 21,800,913 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, the Notice has been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners who held shares of our common stock on the Record Date, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What am I Voting on?

There are two matters scheduled for a vote:

1.      To elect one (1) Class I member to our Board of Directors; and

2.      To ratify the appointment of dbbmckennon as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at www.proxyvote.com	1-800-690-6903	You can vote at the meeting at: www.virtualshareholdermeeting.com/HYRE2022

Stockholders of Record

If you are a registered shareholder, you may vote by mail, Internet, phone, or fax by following the instructions in the Notice. You also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet is 11:59 p.m. Eastern Time on June 22, 2022. Our Board’s designated proxies, Messrs. Furnari and De Bock, will vote your shares according to your instructions. If you attend the live webcast of the annual meeting you also will be able to vote your shares electronically at the meeting up until the time the polls are closed.

Beneficial Owners of Shares Held in Street Name

If you are a street name holder, your broker or nominee firm is the legal, registered owner of the shares, and it may provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote or to request a paper or email copy of our proxy materials. The materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check the Notice or voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet in advance of the meeting and whether, if you attend the live webcast of the Annual Meeting, you will be able to vote your shares electronically at the meeting up until the time the polls are closed.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 10,900,457 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.      “For” the election of one (1) Class I member of our Board of Directors; and

3.      “For” the ratification of the appointment of dbbmckennon as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Messrs. Furnari and De Bock, the Board’s designated proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a Broker Non-Vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes: (i) Proposal No. 1 for the election of directors is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal; and (ii)  Proposal No. 2 for the ratification of the appointment of dbbmckennon as our independent registered public accounting firm for our fiscal year ending December 31, 2022 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. Because NYSE Rule 452 applies to all brokers that are members of the NYSE, this prohibition applies to the Annual Meeting even though our common stock is listed on the Nasdaq Capital Market.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options
Proposal No. 1: Election of Class I Directors	The plurality of the votes cast. This means that the one nominee receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	“FOR” “WITHHOLD”

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our Amended and Restated Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting. Additionally, abstentions will have the effect as a vote “AGAINST” Proposal No. 2.

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Corporate Secretary, at 915 Wilshire Blvd., Suite 1950, Los Angeles, CA 90017, either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the live webcast of the Annual Meeting you may revoke your proxy or change your proxy vote by voting electronically at the meeting. Your attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Who is Paying for the Expenses Involved in Preparing this Proxy Statement?

All of the expenses involved in preparing and assembling these proxy materials and mailing the Notice (and any paper materials, if requested) and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I Have Dissenters’ Rights of Appraisal?

HyreCar stockholders do not have appraisal rights under Delaware law or under HyreCar’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2022 Annual Meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than December 30, 2022, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Pursuant to our Amended and Restated Bylaws, nothing in the procedure described in the sentence above shall be deemed to affect the rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule l4a-8 under the Exchange Act.

Stockholders who intend to present a proposal at our 2022 Annual Meeting of Stockholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after February 23, 2023 but no later than March 24, 2023. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Excluding Proposal 1 (Election of Directors), Do the Company’s Executive Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board and executive officers of HyreCar do not have any substantial interest, direct or indirect, in Proposal No. 2, the ratification of the appointment of our independent registered public accounting firm.

PROPOSAL No. 1

ELECTION OF DIRECTORS

HyreCar’s Amended and Restated Bylaws currently specify that the number of directors shall consist of at least one member, the exact number of which shall be determined from time to time by resolution of the Board of Directors. The Board of Directors currently has five (5) members. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the directors are divided into three (3) classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at the annual meeting of the Company’s stockholders each year. At the Annual Meeting, stockholders will elect one (1) members to the Board, who will serve as a Class I directors, to hold office until the 2025 Annual Meeting of Stockholders. The Board, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated Michael Root for election as a Class I directors for a term of office of three (3) years. Mr. Root has consented to being named as a nominee for director of HyreCar and has agreed to serve if elected.

The term of our Class I Director, Michael Root, will expire at the Annual Meeting of Stockholders in 2022. The terms of our Class II directors, Joseph Furnari and Jayaprakash Vijayan, will expire at the Annual Meeting of Stockholders in 2023, and the term of our Class III directors, Grace Mellis and Brooke Skinner Ricketts, will expire at the Annual Meeting of Stockholders in 2024 . Each of our directors will hold office for the term to which he or she is elected, or until his or her successor is duly elected and qualifies or until the director’s earlier resignation or removal.

It is the intention of the Board’s proxy agents, Messrs. Furnari and De Bock, unless otherwise directed, to vote such proxies for the election of the Board’s Class I nominee. Should the nominee be unable to accept the office of director, an eventuality which is not anticipated, proxies may be voted with discretionary authority for a substitute nominee or nominees designated by the Board.

Directors are elected by a plurality of votes cast by stockholders. In the event the nominee is unable or unwilling to serve as director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy or the size of the Board will be reduced in accordance with our Amended and Restated Bylaws and Amended and Restated Certificate of Incorporation. The Board has no reason to believe that the person named below will be unable or unwilling to serve as a Class I director if elected.

Assuming a quorum is present, the nominees receiving the highest number of affirmative votes of shares entitled to be voted for such positions will be elected as a Class I directors of the Company. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as Class I directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Class I Director Nominee

Listed below is the person nominated by our Board for the position of Class I Director to hold office until their respective successors are elected and qualified, and his age as of April 27, 2022.

Name	Age	Position
Michael Root	61	Director

Michael Root — Director

Since September 2019, Mr. Root has served as a Partner and Chief Technology Officer of Playa Vista Equity LLC, a commercial real estate development and asset management firm that specializes in structuring and managing institutional-quality, high-return, risk-adjusted equity investments. Since 2019, Mr. Root has also served as Partner and Chief Technology Officer of EB-5 Equity Development Partners, a commercial real estate development and asset management firm that specializes in high-return, risk-adjusted equity investments. From October 2016 to June 2017, Mr. Root was the Chief Technology Officer of Dog Vacay, a dog boarding service that was later acquired by A Place for Rover, Inc (“Rover”). From November 2008 to March 2015, Mr. Root was the Technology Director for Riot Games Inc., a video game company. Mr. Root received a B.S. in nuclear engineering from the University of Wisconsin — Madison in 1994. We believe Mr. Root is qualified to serve on our Board due to his business and technology experience.

Director Independence

The Board periodically reviews relationships that directors have with our company to determine whether the directors are independent. Directors are considered “independent” as long as they do not accept any consulting, advisory or other compensatory fee (other than director fees) from us, are not an affiliated person of our company or our subsidiaries (e.g., an officer or a greater than 10% stockholder) and are independent within the meaning of applicable United States laws, regulations and the Nasdaq Capital Market listing rules. In this latter regard, the Board uses the Nasdaq Marketplace Rules (specifically, Section 5605(a)(2) of such rules) as a benchmark for determining which, if any, of our directors are independent, solely in order to comply with applicable SEC disclosure rules.

Based on the above, the Board considers Grace Mellis, our Chairman, Brooke Skinner Ricketts, Michael Root, and Jayaprakash Vijayan to be “independent” members of our Board.

Information Regarding the Board of Directors and Corporate Governance

Classified Board of Directors

In accordance with the terms of our amended and restated certificate of incorporation and our amended and restated, our Board is divided into three classes. The members of each class serve for a staggered, three-year term. Upon the expiration of the term of a class of directors, directors in that class will be elected for three-year terms at the annual meeting of stockholders in the year in which their term expires. The classes are composed as follows:

•	Michael Root is a Class I director, whose term will expire at the 2022 Annual Meeting;

•	Joseph Furnari and Jayaprakash Vijayan are Class II directors, whose term will expire at the annual meeting of stockholders to be held in 2023; and

•	Grace Mellis and Brooke Skinner Ricketts are Class III directors, whose term will expire at the annual meeting of stockholders to be held in 2024.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will continue to be apportioned as nearly equal in number as possible. This classification of our Board may have the effect of delaying or preventing changes in control of our Company.

When considering whether directors have the experience, qualifications, attributes and skills to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on the information discussed in each of the directors’ individual biographies as set forth in this proxy statement.

Board Responsibilities and Structure

The Board oversees, counsels and directs management in the long-term interest of HyreCar and its stockholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of HyreCar. The Board is not, however, involved in the operating details on a day-to-day basis.

Board Diversity Matrix

The table below provides certain highlights of the composition of our directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April 27, 2022)

Total Number of Directors	5
	Female	Male	Non Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	3	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	2	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	1
Did Not Disclose Demographic Background	0

Board Committees and Charters

The following table identifies our independent and non-independent Board and Committee members in accordance with NASDAQ Listing Rule 5605(a)(2):

Name	Independent	Audit	Compensation	Corporate Governance/ Nominating
Joseph Furnari
Grace Mellis	X	X*	X*	X*
Michael Root	X		X
Brooke Skinner Ricketts	X	X	X	X
Jayaprakash Vijayan	X	X

____________

*     Chairman of the committee

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2021, the Board held a total of five meetings and acted by unanimous written consent nine times, the Audit Committee held a total of four meetings and did not take any action by unanimous written consent, the Compensation Committee held a total of four meetings and acted by unanimous written consent three times, and the Corporate Governance/Nominating Committee held a total of one meeting and did not take any action unanimous written consent. None of our incumbent directors attended fewer than 75% of the total number of meetings held by the Board and the committees on which the director served during fiscal year 2021.

Policy Regarding Attendance at Annual Meetings of Stockholders

The Company does not have a policy with regard to Board members’ attendance at annual meetings of stockholders.

Leadership Structure and Risk Oversight

As Chairman, Ms. Mellis serves as the primary liaison between the CEO and the independent directors and provides strategic input and counselling to the CEO. With input from other members of the Board, committee chairs and management, she presides over meetings of the Board. Ms. Mellis has developed an extensive knowledge of our Company, its challenges and opportunities and has a productive working relationship with our senior management team.

The Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect the Chairman to organize those functions.

The Board has three standing committees: Audit, Compensation, and Corporate Governance/Nominating. The membership of each of the committees of the Board is comprised of independent directors, with each of the committees having a separate chairman, each of whom is an independent director.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has responsibility for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO communicates frequently with members of the Board to discuss strategy and challenges facing our Company. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters. Each quarter, the Board receives presentations from senior management on matters involving our key areas of operations.

Board Committees

Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which operate pursuant to a charter adopted by our Board. Copies of each charter are posted on the corporate governance section of our website at www.hyrecar.com. Each committee has the composition and responsibilities described below. Our Board may establish other committees from time to time.

Audit Committee

Grace Mellis, Brooke Skinner Ricketts, and Jayaprakash Vijayan serve on the audit committee, which is chaired by Ms. Mellis. Our Board has determined that Ms. Mellis, Ms. Skinner Ricketts, and Mr. Vijayan are “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each member has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board has designated Ms. Mellis as an “audit committee financial expert,” as defined under the applicable rules of the SEC.

The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•

recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

Compensation Committee

Grace Mellis, Michael Root and Brooke Skinner Ricketts serve on the compensation committee, which is chaired by Ms. Mellis. Our Board has determined that both Ms. Mellis, Mr. Root and Ms. Skinner Ricketts are “independent” as defined in the applicable Nasdaq rules.

The compensation committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

•	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer;

•	reviewing and approving the compensation of our other executive officers;

•	reviewing and establishing our overall management compensation, philosophy and policy;

•	overseeing and administering our compensation and similar plans;

•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•	retaining and approving the compensation of any compensation advisors;

•	reviewing and making recommendations to our Board about our policies and procedures for the grant of equity-based awards;

•	evaluating and making recommendations to the Board about director compensation;

•	preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and

•	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Corporate Governance/Nominating Committee

Grace Mellis and Brooke Skinner Ricketts serve on the nominating and corporate governance committee, which is chaired by Ms. Mellis. Our Board has determined that both Ms. Mellis and Ms. Skinner Ricketts are “independent” as defined in the applicable Nasdaq rules.

The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the Board criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	reviewing the size and composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the Board;

•	recommending to the Board the persons to be nominated for election as directors and to each of the board’s committees;

•	developing and recommending to the Board a code of business conduct and ethics and a set of corporate governance guidelines; and

•	overseeing the evaluation of our Board and management.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our code of business conduct and ethics can be found on our website at www.hyrecar.com. A copy of our code of business conduct and ethics may be obtained without charge upon written request to Secretary, HyreCar Inc., 915 Wilshire Blvd., Suite 1950, Los Angeles, CA 90017. If we make any substantive amendments to our code of business conduct and ethics or grant any waiver from a provision of the code of business conduct and ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website (www.hyrecar.com) and/or in our public filings with the SEC.

Director Nominations

Our nominating and corporate governance committee will recommend to the Board candidates for nomination for election at the annual meeting of the stockholders. The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Bylaws.

We do not intend to formally establish any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the Board and skills that are complementary to the Board, an understanding of our business, an understanding of the responsibilities that are required of a member of the Board, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities, attributes that contribute to the total mix of viewpoints and experience represented on the Board and the ability to represent the best interests of our stockholders.

Stockholder Communications

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to HyreCar Inc., 915 Wilshire Blvd., Suite 1950, Los Angeles, CA 90017, Attention: Mr. Joseph Furnari. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Vote Required

The election of our nominees requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

THE HYRECAR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CLASS I DIRECTOR NOMINEE TO THE BOARD SET FORTH IN THIS PROPOSAL No. 1.

PROPOSAL No. 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2022

The Board has appointed dbbmckennon to serve as our independent registered public accounting firm for the year ending December 31, 2022. dbbmckennon has provided services in connection with the audit of HyreCar’s financial statements for the years ended December 31, 2016 through December 31, 2021.

The Audit Committee and the Board are requesting that stockholders ratify the selection of dbbmckennon. The Audit Committee and the Board are not required to take any action as a result of the outcome of the vote on this proposal. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of HyreCar and its stockholders. If the appointment is not ratified, the Board will consider its options.

A representative of dbbmckennon is expected to be present in person or by telephone at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

The aggregate fees billed to the Company by dbbmckennon, the Company’s independent registered public accounting firm, for the indicated services for each of the last two fiscal years were as follows:

	2021	2020
Audit fees(1)	$159,367	$160,439
Audit-Related Fees(2)	$16,140	$7,401
Tax fees(3)	$4,500	$4,500
Total fees	$180,007	$172,340

____________

(1)

Audit fees consist of fees for professional services performed by dbbmkennon for the audit and review of our financial statements, preparation and filing of our registration statements, including issuance of comfort letters.

(2)	Audit-related fees consist of fees for professional services performed by dbbmkennon with respect to services performed in relation to various registration statements of the Company.
(3)	Tax fees consist of fees for professional services performed by dbbmkennon with respect to tax compliance.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our independent registered public accounting firm during the years ended December 31, 2021 and 2020. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by dbbmckennon.

Vote Required

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of dbbmckennon as HyreCar’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

THE HYRECAR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DBBMCKENNON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on our website at http://ir.hyrecar.com under “Governance.”

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2021.

We have discussed with dbbmckennon, the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).

We have received the written disclosures and the letter from dbbmckennon required by applicable requirements of the PCAOB regarding dbbmckennon’s communications with the Audit Committee concerning independence, and have discussed with dbbmckennon, their independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Grace Mellis, Chairman Brooke Skinner Ricketts Jayaprakash Vijayan

MANAGEMENT

Executive Officers and Board of Directors

The following table sets forth the names, ages and positions of our current executive officers and directors:

Name	Age	Position
Joseph Furnari	41	Chief Executive Officer and Director
Brian Allan	59	President
Serge De Bock	41	Chief Financial Officer
Ken Grimes	39	Chief Technology Officer
Michael Furnari	37	Chief Business Development Officer
Grace Mellis	50	Chairman of the Board of Directors
Brooke Skinner Ricketts	41	Director
Michael Root	61	Director
Jayaprakash Vijayan	49	Director

See page 8 of this Proxy Statement for the biography of Michael Root.

Board of Directors

Class II Directors

Joseph Furnari — Director, Chief Executive Officer

Joseph Furnari has served as our Chief Executive Officer since January 2017. From May 2016 until his appointment as Chief Executive Officer, Mr. Furnari served as our Chief Financial Officer. Prior to joining HyreCar, from May 2014 to April 2016, Mr. Furnari served as Vice President of Portfolio Management at The Palisades Group, LLC , where he managed a portfolio of single family residential whole loan pools. From October 2009 to April 2014, he served as Assistant Vice President of Securitized Products Valuation at Morgan Stanley. From April 2006 to October 2009, Mr. Furnari served as a Senior Analytics Analyst at JP Morgan Chase & Co. Mr. Furnari holds a BBA in Finance from the Lubin School of Business at Pace University. We believe Mr. Furnari is qualified to serve as a member of our Board due to his extensive experience in the financial services industry.

Jayaprakash “Jay” Vijayan — Director

Jayaprakash “Jay” Vijayan has served as a member of our Board since April 2019. Mr. Vijayan is currently the Founder and Chief Executive Officer of Tekion Corp. (2016 to present), an innovative startup technology company serving the automotive retail industry. He served at Tesla, Inc. as its Chief Information Officer (NASDAQ: TSLA), from 2012 to 2016 and was responsible for the company’s information systems, including applications, infrastructure, network, operations, and corporate and product security. Prior to Tesla, from 2007 to 2012, Mr. Vijayan led the IT Business Applications organization for VMware, Inc. (NYSE: VMW) and led product development teams for Oracle (NYSE: ORCL). Since June 2018, Mr. Vijayan has served on the Board of NIC Inc., a digital government software and service provider for federal, state, and local governments in the United States (NASDAQ: EGOV). Mr. Vijayan holds a BS and MS in Geology from the University of Madras in Chennai, Tamil Nadu, India. We believe Mr. Vijayan is qualified to serve on our Board because of his extensive industry and public company board member experience.

Class III Directors

Grace Mellis — Chairman of the Board of Directors

Grace Mellis has an extensive financial services and management background and has served as a member of our Board since January 2018. Grace is the founder and director of IGA Capital since August 2016, which provides finance and management advisory services. From November 2013 to July 2016, Ms. Mellis served in various roles at Greendot Corporation including SVP Corporate Finance and Business Intelligence and Chief Financial Officer. Prior to that, Ms. Mellis was a Managing Director at JP Morgan where from November 2004 to November 2013 she served in a number of roles, including Chief Financial Officer in their Corporate and Investment Bank covering Investor Services and Treasury and Securities Services Businesses and Head of International Strategy and Business Development. Ms. Mellis holds both a Bachelor’s degree and Masters of Business Administration from Harvard University. We believe Ms. Mellis is qualified to serve on our Board due to her extensive background in finance and business management.

Brooke Skinner Ricketts — Director

Brooke Skinner Ricketts has served as a member of our Board since July 2018. Ms. Skinner Ricketts brings nearly two decades of relevant marketing and automotive industry expertise to HyreCar, and currently serves as Chief Experience Officer, leading marketing, product, and design for Cars.com, where she has been an executive leader since 2016. Prior to Cars.com, Ms. Skinner Ricketts served as vice president of brand and design of Avant, an online fintech platform that provides credit alternatives consumers from 2016 to 2017. Before Avant, Ms. Skinner Ricketts was head of brand strategy at Twitter, responsible for revenue-driving creative ideas for Fortune 200 clients. Prior to that, Ms. Skinner Ricketts worked at leading advertising agency Foote Cone & Belding before becoming the head of Brand Strategy at Digitas in Chicago and San Francisco. Ms. Skinner Ricketts has a BA from Bard College. We believe Ms. Skinner Ricketts is qualified to serve on our Board because of her extensive industry and business experience.

Executive Officers

Brian Allan — President

Brian Allan, age 59, was appointed as our President effective March 1, 2021, and prior to that served as the Company’s Senior Vice-President of Strategic Partnerships since 2018. In that role Mr. Allan’s duties included leading the Company’s dealer and strategic partnership initiatives. Prior to joining the Company in 2018, Mr. Allan served as the Group General Manager at Galpin Motors, a privately held automotive dealer. Mr. Allan began working at Galpin Motors in 1985 in various roles and was promoted to Group General Manager in 1995. Mr. Allan has also served on several original equipment manufacturer dealer councils and advisory boards for automotive and technology firms.

Serge De Bock — Chief Financial Officer

Serge De Bock was appointed as our Chief Financial Officer effective July 5, 2021. Prior to joining the Company Mr. De Bock served as the Senior Vice President of Finance at Spin, a Ford mobility company, acting as its Divisional Chief Financial Officer, a position he held since April 2020. In his role as Divisional Chief Financial Officer at Spin Mr. De Bock led the finance, accounting and procurement functions of the organization. Prior to his tenure at Spin, from March 2018 through until April 2020, Mr. De Bock served as the Head of Finance of Twitch, an interactive gaming, social video, and content platform, part of Amazon. Prior to joining Twitch, starting in May 2012 Mr. De Bock held various positions at Liberty Mutual Insurance, including serving as an Assistant Vice President and Senior Director, Strategy, Finance and Analytics where he led teams providing analytical support, strategic planning and financial reporting in the organization. Mr. De Bock also previously held roles at PricewaterhouseCoopers, Deloitte and Staples in respectively public accounting, M&A and finance capacities. Mr. De Bock is a 2002 graduate of the Université Catholique de Louvain and received an MBA from The University of Chicago Booth School of Business in 2009.

Michael Furnari — Chief Business Development Officer

Michael Furnari has served as our Director of Sales since May 2016 and as our Chief Business Development Officer since October 2017. From August 2016 until June 2018, Mr. Furnari served as our Secretary. From August 2016 until January 2017 and again from April 2017 until January 10, 2018, Mr. Furnari served as member of our Board. Prior to joining HyreCar, from June 2013 to May 2016, Mr. Furnari served as Sales Manager at Hyatt Residence Group (HRG) Carmel Highlands, the highest volume property in the group’s portfolio. From December 2010 to June 2013, Mr. Furnari served as Facilities Manager at Target Corporation. Mr. Furnari holds a BA in Economics from the University of California, Santa Cruz and an MBA from California State University, Monterey Bay.

Ken Grimes — Chief Technology Officer

Ken Grimes, age 39, was appointed as our Chief Technology Officer effective March 1, 2021. Previously, he served as the Company’s Vice-President, Technology since early 2019. Prior to joining the Company in 2019 Mr. Grimes served as the Manager for Mihrtec, LLC, and in that role he authored the company’s operating agreement, managed staff and lead R&D for distributed systems and game engines. In total, Mr. Grimes has over 18 years’ of experience serving as a manager and systems engineer and his experience includes professional roles that focus on modernizing legacy technology stacks with hyper-scale technologies, including distributed systems, blockchain, and IoT. Mr. Grimes completed core curriculum for BA Computer Science program at Texas Tech University June 2012, and BS Computer Science program at University of Texas — Austin March 2015.

Family Relationships

Messrs. Joseph Furnari and Michael Furnari are brothers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Arrangement between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including our directors, pursuant to which the officer was selected to serve as an officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of April 27, 2022 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) our named executive officers and (iv) all directors and executive officers as a group. Shares are beneficially owned when an individual has voting and/or investment power over the shares or could obtain voting and/or investment power over the shares within 60 days of April 27, 2022. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o HyreCar Inc., 915 Wilshire Blvd., Suite 1950, Los Angeles, CA 90017.

Name of Beneficial Owner	Number of Shares	Percentage(1)
Executive officers and directors:
Grace Mellis(2)	334,273	1.53%
Michael Root(3)	68,004	*%
Joseph Furnari(4)	542,177	2.49%
Brooke Skinner Ricketts(5)	135,000	*%
Serge De Bock (6)	-%
Michael Furnari(7)	576,020	2.64%
Jayaprakash Vijayan(8)	47,770	*%
Brian Allan(9)	115,125	*%
Ken Grimes(10)	162,625	*%
All Officers and Directors as a group (9 persons)	1,980,994	9.09%

5% or greater holders:
Arctis Global, LLC (11)	2,273,038	10.43%
State Street Corporation (SSgA) (12)	1,620,236	7.43%
The Goldman Sachs Group, Inc.(13)	1,751,211	8.03%
BlackRock Inc.(14)	1,142,834	5.24%

___________

*	less than 1%
(1)

As of April 27, 2022, 21,800,913 shares of our common stock were outstanding. Shares of common stock currently issuable or issuable within 60 days of the date of April 27, 2022 are deemed to be outstanding in computing the percentage of beneficial ownership of the person holding such securities, but are not deemed to be outstanding in computing the percentage of beneficial ownership of any other person.

(2)

Includes (i) 325,375 shares of common stock beneficially held by Ms. Mellis; and (ii) 8,898 shares of common stock currently issuable or issuable within 60 days of April 27, 2022 pursuant to restricted stock units held by Ms. Mellis.

(3)

Includes (i) 62,500 shares of common stock beneficially held by Mr. Root; and (ii) 5,504 shares of common stock currently issuable or issuable within 60 days of April 27, 2022 pursuant to restricted stock units held by Mr. Root.

(4)

Includes (i) 542,177 shares of common stock beneficially held by Mr. J. Furnari; and (ii) 148,570 shares of common stock currently issuable or issuable within 60 days of April 27, 2022 pursuant to options held by Mr. J. Furnari.

(5)

Includes (i) 135,000 shares of common stock beneficially held by Ms. Skinner Ricketts; and (ii) 0 shares of common stock currently issuable or issuable within 60 days of April 27, 2022 pursuant to restricted stock units held by Ms. Skinner Ricketts.

(6)	Excludes 100,000 restricted stock units held by Mr. De Bock that vest more than 60 days from April 27, 2022.
(7)

Includes (i) 576,020 shares of common stock beneficially held by Mr. M. Furnari; and (ii) 148,570 shares of common stock currently issuable or issuable within 60 days of April 27, 2022 pursuant to options held by Mr. M. Furnari.

(8)

Includes (i) 42,500 shares of common stock beneficially held by Mr. Vijayan; and (ii) 5,270 shares of common stock currently issuable or issuable within 60 days of April 27, 2022 pursuant to restricted stock units held by Mr. Vijayan.

(9)

Includes (i) 112,000 shares of common stock beneficially held by Mr. Allan; and (ii) 3,125 shares of common stock currently issuable or issuable within 60 days of April 27, 2022 pursuant to restricted stock units held by Mr. Allan. Excludes 34,375 restricted stock units held by Mr. Allan that vest more than 60 days from April 27, 2022.

(10)

Includes (i) 160,438 shares of common stock beneficially held by Mr. Grimes; and (ii) 2,187 shares of common stock currently issuable or issuable within 60 days of April 27, 2022 pursuant to restricted stock units held by Mr. Grimes. Excludes 4,688 restricted stock units held by Mr. Grimes that vest more than 60 days from April 27, 2022.

(11)

Solely based on the amendment to Schedule 13G filed by Arctics Global, LLC with the SEC on December 6, 2021. The address for Arctics Global, LLC AM Towers, 7th Floor, 207 Calle de Parque, San Juan, PR 00912-3242.

(12)	Solely based on the Schedule 13G filed by State Street Corporation and SSGA Funds Management, Inc. with the SEC on February 11, 2022. The address for State Street Corporation and SSGA Funds Management is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111.
(13)	Solely based on the Schedule 13G filed by The Goldman Sachs Group, Inc. with respect to various of its operating units. with the SEC on January 31, 2022. The address for Goldman Sachs Group, Inc. is 200 West Street, New York, NY 10282.
(14)	Solely based on the Schedule 13G filed by BlackRock, Inc. with the SEC on February 4, 2022. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

EXECUTIVE COMPENSATION

The following is a discussion of compensation arrangements of our named executive officers (the “Named Executive Officers”). As an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Our Named Executive Officers for the year ended December 31, 2021 include our principal executive officer and the two next most highly compensated executive officers during the year ended December 31, 2021:

•	Joseph Furnari;

•	Brian Allan; and

•	Ken Grimes

Summary Compensation Table

The following table summarizes the compensation of our Named Executive Officers during the years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)
Joseph Furnari,	2021	277,500	40,000	$586,000	—	—	903,500
Chief Executive Officer	2020	215,000	35,000	181,000	—	—	431,000

Brian Allan,	2021	200,000	30,000	108,5400	—	—	1,315,400
President	2020	—	—	—	—	—	—

Ken Grimes,	2021	197,500	30,000	586,000	—	—	813,500
Chief Technology Officer	2020	185,000	40,000	200,200	—	—	425,200

____________

(1)

The value for fiscal year 2021 represent the aggregate grant date fair value computed in accordance with ASC Topic 718. The assumptions used in the valuation of these awards are set forth in the notes to our financial statements, which are included in our Annual Report on Form 10-K, filed with the SEC on March 15, 2022. These amounts do not necessarily correspond to the actual value that may be recognized by the Named Executive Officers. The value reported for fiscal year 2020 is the fair value of the common shares issued to the individuals indicated in the option swap transaction that occurred during 2020 and is not representative of the stock-based compensation recorded under ASC 718. These amounts do not necessarily correspond to the actual value that may be recognized by the Named Executive Officers.

Employment Agreements

Named Executive Officers

Joseph Furnari — Chief Executive Officer, Director

On September 12, 2016, the Company entered into an Employment Agreement with Mr. Joseph Furnari, which may be terminated by the Company at any time, for any reason, with or without cause. Subject to the discretion of the Board, Mr. Furnari is considered for an annual incentive bonus. In addition, the agreement also provided for the grant of 489,025 restricted shares of the Company’s common stock under the Company’s 2016 Equity Incentive Plan. On January 9, 2020, the Compensation Committee of the Board approved new base compensation for Mr. Furnari, effective January 1, 2020, in the amount of $215,000 annually. Also on January 9, 2020, the Compensation Committee approved a year-end bonus for Mr. Furnari in the amount of $35,000. On February 22, 2021, the Compensation Committee of the Board approved new base compensation for Mr. Furnari, effective March 1, 2021, in the amount of $290,000 annually, and approved a stock bonus of 50,000 shares. Also, on February 22, 2021, the Compensation Committee approved a year-end bonus for Mr. Furnari in the amount of $40,000.

Brian Allan – President

   Mr. Allan’s employment is at will.  At the time of his appointment as President Mr. Allan’s base salary was set at the annual rate of $240,000 and agreed to grant to Mr. Allan a certain number of restricted stock units. At the time of appointment Mr. Allan agreed to enter into an agreement that imposes various restrictive covenants on Mr. Allan, with the terms of that agreement to be similar to those entered into by other Company executives.

Ken Grimes – Chief Technology Officer

   Mr. Grimes’s in an employee at will.  At the time of his appointment as Chief Technology Officer, Mr. Grimes’s base salary was set at the rate of $200,000. At the time of appointment Mr. Grimes agreed to enter into an agreement that imposes various restrictive covenants on Mr. Grimes, with the terms of that agreement to be similar to those entered into by other Company executives.

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table presents information concerning unexercised options and unvested restricted stock awards for each Named Executive Officer outstanding as of December 31, 2021.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Joseph Furnari
Chief Executive Officer	148,570			0.71	04/06/2027

Brian Allan,						34,375	558,000
President

Serge De Bock						100,000	1,951,000
Chief financial Officer

Ken Grimes,						9,375	38,040
Chief Technology Officer

Michael Furnari	148,570			0.71	04/06/2027
Chief Business Development Officer

Director Compensation

The following table sets forth summary information concerning the total compensation delivered to our non-employee directors in 2021 for services to our Company (including equity awards delivered in 2021 intended as compensation for services provided to the Company, and for its benefit since commencing their service with the Company).

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Stock Awards ($) (1)	Total ($)
Grace Mellis	60,000	—	871,955	931,955
Brooke Skinner Ricketts	—	—	596,673	596,673
Michael Root	—	—	539,319	539,319
Jayaprakash Vijayan	—	—	516,387	516,387

(1)	The value of the stock awards represents the aggregate grant date fair value of stock based awards computed in accordance with ASC Topic 718. The assumptions used in the valuation of these awards are set forth in the notes to our financial statements, which are included in our Annual Report on Form 10-K, filed with the SEC on March 15, 2022.

____________

Stock Ownership Guidelines

We have not established formal stock ownership guidelines for our Named Executive Officers. The Company's Insider Trading Policy prohibits the Named Executive Officers, as well as other insiders, who may have access to material inside information, from purchasing, selling, entering into short sale transactions, or engaging in hedging or offsetting transactions regarding the Common Stock during periods where such persons have access to material inside information.

Equity Compensation Plan Information

Our Board has adopted the 2016 Equity Incentive Plan, the 2018 Equity Incentive Plan and the 2021 Equity Incentive Plan, in each case for the purposes of promoting the long-term success of the Company and the creation of stockholder value. Our stockholders have approved the adoption of these equity incentive plans. The Company does not intend to make any further awards under the 2016 Equity Incentive Plan. Each of the 2018 Equity Incentive Plan and the 2021 Equity Incentive Plans is administered by the compensation committee and provides for the award of non-qualified and incentive stock options, stock appreciation rights, bonus shares, restricted stock, restricted stock units, performance units and cash-based awards.

The following table sets forth information concerning the 2016 Plan, the 2018 Plan and 2021 Plan as of December 31, 2021:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	503,768		$0.83	6,954,523
Equity compensation plans not approved by security holders	—		—	—
Total		$

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During our fiscal years ended December 31, 2021 and December 31, 2020 there were no transactions to which we were a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement.

Review, Approval or Ratification of Transactions with Related Parties

Our Board reviews and approves transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party. The material facts as to the related party’s relationship or interest in the transaction are disclosed to our Board prior to their consideration of such transaction, and the transaction is not considered approved by our Board unless a majority of the directors who are not interested in the transaction approve the transaction. Further, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction are disclosed to the stockholders, who must approve the transaction in good faith.

Additionally, we adopted a written related party transactions policy that such transactions must be approved by our audit committee or another independent body of our Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings. Based solely upon a review of the copies of the forms furnished to us, we believe that, except for a Form 4 filed by Jayaprakash Vijayan on August 12, 2021 reporting a stock sale effected on August 9, 2021 that was filed after its prescribed due date, all of our officers, directors and holders of more than 10% of our common stock timely complied with all applicable filing requirements.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and we do not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the Internet and mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please complete the proxy online as soon as possible. In the event you are able to attend the Annual Meeting, at your request, HyreCar will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 915 Wilshire Blvd., Suite 1950, Los Angeles, CA 90017, Attn: Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

Annual Report on Form 10-K

Copies of HyreCar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 may be obtained without charge by writing to the Company’s Secretary, HyreCar Inc., 915 Wilshire Blvd., Suite 1950, Los Angeles, CA 90017. The Notice, our Annual Report on Form 10-K and this proxy statement are also available online and at: www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Grace Mellis
Grace Mellis Chairman of the Board of Directors
May 02, 2022

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/HYRE2022
You may attend themeeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	CONTROL # → 0000000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect one Class I member to our board of directors.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Michael Root

The Board of Directors recommends you vote FOR the following proposal:

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000571589_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Proxy Statement are available at www.proxyvote.com

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HYRECAR INC.
Annual Meeting of Shareholders
June 23, 2022 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Joseph Furnari and Serge De Bock, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HYRECAR INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, PDT on June 23, 2022, at www.virtualshareholdermeeting.com/HYRE2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000571589_2 R1.0.0.24